SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

                           USAA Life Investment Trust
               (Name of Registrant as Specified In Its Charter)
       _________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:
    ___________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:
    ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ___________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:
    ___________________________________________________________________________

5)  Total fees paid:
    ___________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
    ___________________________________________________________________________

2)  Form, Schedule or Registration Statement No.:
    ___________________________________________________________________________

3)  Filing Party:
    ___________________________________________________________________________

4)  Date Filed:
    ___________________________________________________________________________

[USAA
EAGLE
LOGO]


                                2002 LIFE PROXY
                                 TRAINING GUIDE

                                    [GRAPHIC
                                   MAN VOTING]

                    Prepared by Learning Systems Development
                          Carey Rokovich, Ext. 8-9482
                            Course Code #LCT - HC146

      (c) 2002, USAA. All rights reserved. USAA confidential and propriety information.

                             FOR INTERNAL USE ONLY.
                        LAST REVISED 08/14/2002 1:50 PM

2002 LIFE Proxy Training
================================================================================

                                TABLE OF CONTENTS

INTRODUCTION.................................................................. 3

COURSE MAP.................................................................... 4

2002 PROXY SUMMARY............................................................ 5

DATES TO REMEMBER............................................................. 7

TRANSFER DIRECTORY............................................................ 8

PROXY CARD INFORMATION & SAMPLE............................................... 9

VOTING TERMINOLOGY............................................................12

PROPOSAL TABLES (JOB AIDS)....................................................13

PROPOSAL 1....................................................................15

PROPOSAL 2....................................................................19

PROPOSAL 3............. ......................................................24

PROPOSAL 4....................................................................28

PROPOSAL 5.................... ...............................................31

MISCELLANEOUS.................................................................32

================================================================================

                                                                    Page 3 of 34
                                  INTRODUCTION

WELCOME                 Welcome to this 2-hour 2002 Life Proxy Training class!

                        This course is customized for the Variable Product Service team, their backups and Life Co. Management.

                        This course was prepared with the understanding that the following prerequisites have been fulfilled:

                        o Completed the 2002 Life Co. Subadvisory Training,
                        o Have knowledge of all USAA Variable Funds, and
                        o  Experience with usaa.com.

                        The training documents that you should have in front of you include:

                        o 2002 Life Proxy Training Guide
                        o 2002 Proxy Statement and related documents
                        o USAA Magazine Article
                        o Ignites Article (For Internal use only)



                        --------------------------------------------------------

COURSE                  Given  a  2002  Life  Proxy Training  Guide,  2002 Proxy
OBJECTIVE               Statement, & role-plays, the students will be able to:

                        o explain (verbally) each of the 5 Proxy proposals clearly to assist in getting a positive voting outcome, and

                        o respond knowledgeably to any Proxy questions and/or concerns.

                        The explanations and responses must all be related to the NEW INVESTMENT MANAGEMENT STRUCTURE.

                        --------------------------------------------------------

BUSINESS                Deliver   superior  fund  performance  by  employing  an
GOAL                    external group of leading  investment  firms in the U.S.
                        who have long-term proven track records.

                        --------------------------------------------------------

                                   COURSE MAP
===============================================================================

                                     START

                                  [arrow down]

                                  Introduction

                                  [arrow down]

                                 Proxy Summary

                                  [arrow down]

                          Proxy Information & Samples

                                  [arrow down]

                               Dates to Remember

                                  [arrow down]

                                  Terminology

                                  [arrow down]

                             Proposal 1 + Roleplay

                                  [arrow down]

                             Proposal 2 + Roleplay

                                  [arrow down]

                              Proposal 3 + Roleplay

                                 [arrows down]

                        Proposal 4          Proposal 5

                                   CLASS ENDS

                       Online                   ON-LINE
                   Comprehensive                Course
                       QUIZ                   Evaluation

                               2002 PROXY SUMMARY

                        --------------------------------------------------------

PURPOSE                 Improve  the  performance  of  USAA's  Variable funds by
OF PROXY                seeking  shareholder   approval  of  the  New Investment
                        Management Structure at a shareholder meeting to be held on October 31, 2002 at 2 p.m. in the McDermott
                        Auditorium in the USAA Building.

                        --------------------------------------------------------

PROPOSALS               The proposals include the following:

                        o PROPOSAL  1 -  ELECTION  of  James  Middleton  to  the
                          Trust's Board of Trustees

                        o PROPOSAL 2 - Approve ADVISORY Agreement with IMCO

                        o PROPOSAL  3  -  Approve  SUBADVISORY  Agreements  with
                          Subadvisers
                          o 3A - Wellington Management Company, LLP
                          o 3B - Marsico Capital Management, LLC
                          o 3C - MFS Investment Management


                        o PROPOSAL 4 - Approve  Proposal  to Permit IMCO and the
                          Board   to   CHANGE   Subadvisers    WITHOUT   FURTHER
                          SHAREHOLDER APPROVAL

                        o PROPOSAL  5  -  Approve  an  AMENDMENT  TO  Investment
                          Objective of the LIFE Growth and Income FUND

                        --------------------------------------------------------

ELIGIBLE                Owners of USAA Life Variable  Annuity  contracts or USAA
TO VOTE                 Life variable Life  Insurance  policies  (referred to in
                        the proxy statement as shareholders) will be entitled to give voting instructions only if they were the owners of a contract or policy participating in a Fund of the USAA
                        Life  Investment  Trust as of the CLOSE OF  BUSINESS  ON
                        AUGUST 7, 2002. Each share is entitled to ONE vote for EACH FULL share held and a fractional vote for each fractional share held.

                        --------------------------------------------------------

PROXY MAILING           On AUGUST 19, 2002 the following documents will be
                        included in the Proxy mailing:
                        o   Letter to Shareholders
                        o   Summary of the Proposals
                        o   Notice of Special Meeting (inside page of the
                            Statement)
                        o   Proxy Statement
                        o   Proxy Card(s)
                        o   Postage-paid envelope

                        --------------------------------------------------------

                       --------------------------------------------------------

VOTING                  The  Board  of  Trustees  unanimously   recommends  that
OPTIONS                 shareholders  (S/H) vote "FOR" all  proposals.  Each S/H
                        may vote and re-vote as many times as he/she wishes. THE
                        LAST  VOTE  PROCESSED  IS  THE  ONE  THAT  COUNTS.   The
                        shareholder may vote by:

                        1)  INTERNET -
                        o Go to WWW.PROXYVOTE.COM or the "Proxy Voting" link on usaa.com;
                        o If voting for more than one fund, remind shareholder to vote each SEPARATE proxy card for as many as he/ she receives;
                        o Shareholders will need to vote for each applicable proposal and will not have the option to cast ONE vote "FOR" all proposals; o Enter each 12-digit control # located on the middle right side of each proxy card;
                        o   Follow the site instructions;
                        o Advise the shareholder not to mail in the proxy card(s) if this method is used (unless, of course, he/she wants to change his/her vote).

                        2)  PHONE
                        o   Call toll-free 1-800-690-6903;
                        o If voting for more than one fund, remind shareholder to vote each SEPARATE proxy card for as many as he/she receives;
                        o Shareholders will need to vote for each applicable proposal and will not have the option to cast ONE vote "FOR" all proposals;
                        o Enter each 12-digit control # located on the middle right side of each proxy card;
                        o   Follow recorded instructions;
                        o Advise the shareholder not to mail in the proxy card(s) if this method is Used (unless, of course, he/she wants to change his/her vote).

                        3)  MAIL
                        o   Mark, sign & date each proxy card;
                        o If voting for more than one fund, remind shareholder to vote each SEPARATE proxy card for as many as he/she receives;
                        o Shareholders will need to vote for each applicable proposal and will not have the option to cast ONE vote "FOR" all proposals;
                        o If card is signed but not marked to cast a vote, it will be voted "FOR" all applicable proposals;
                        o If no signature, the card will be rejected and not remailed;
                        o If another proxy card needs to be remailed to an alternate address, email Brian.Gibson@usaa.com;
                        o   Return in postage-paid envelope.

                        4)  IN PERSON DURING SHAREHOLDER MEETING
                        o Attend meeting on 10/31/02 @ 2 P.M. in the McDermott Auditorium;
                        o   Bring proxy card(s) to vote at the meeting;
                        o PCs and Reps will be available to help with on-line voting.

                        --------------------------------------------------------

                                DATES TO REMEMBER

          --------------------------------------------------------------------

                            MONTH                EVENT

------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------

                                o 21st - Board  voted in favor  of  INTERIM  and
                                  Proposed advisory and subadvisory agreements, and terminated FORMER advisory agreements.
            JUNE
                                o 27th   -   USAA   press   release    regarding
                                  subadvising

                                o 28th  -  Interim   advisory  and   subadvisory
                                  agreements took effect

------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
                                o 7th -  Shareholders  of record of each fund as
                                  of close of business are eligible to vote

            AUGUST              o 19th - Proxy mailings start

                                o 30th - Proxy  page for IMCO will be  available
                                  on   usaa.com
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
                                  o 18TH - USAA Retail Fund (IMCO) Shareholders Meeting @ 3 p.m. in the McDermott Auditorium
            OCTOBER
                                o 31ST  -  USAA  LIFE  INVESTMENT   TRUST  (LIT)
                                  SHAREHOLDERS MEETING @ 2 P.M. IN THE MCDERMOTT AUDITORIUM
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------

                                o 25th   -   150-day   Interim    Advisory   and
                                  Subadvisory  agreements will terminate (unless
            NOVEMBER shareholders approve the proposed agreements before this date - Rule 15a-4)


================================================================================

                               TRANSFER DIRECTORY
================================================================================

 [graphic
 keypad]
                                   800 NUMBERS


It's best to ask the shareholder in all cases, "Are you ready to place your vote at this time?" If the shareholder is not ready to vote, he/she may call at a later time using any of the following 800#s:

     o   IMCO & LIT Proxy to "vote by phone".....................1-800-690-6903
         (Reaches a touchtone system with recorded instructions)

     o   IMCO Proxy 800# for Questions...........................1-800-531-8448

     o   LIT Proxy 800# for Questions............................1-800-292-8180

     o   Georgeson Shareholders Communications to  vote. .........1-866-748-4465
         (Retained this company for possible assistance with this Proxy Initiative. You will be notified only if they are activated.)


[graphics
keypad]

                                FOR INTERNAL USE


      Because IMCO mutual fund and Corporate proxies will be mailed around the same time, representatives who receive member phone calls about proxies other than the Life Proxy should forward those calls as follows:

     o USAA RETAIL (IMCO) mutual fund proxy questions/concerns: IMCO at ext. 6-7444

     o   USAA CORPORATE proxy questions/concerns: EMAIL LETTY.RODRIGUEZ@USAA.COM for call back

     o   LIT proxy questions/concerns: Variable Team at ext. 2-3300

     o   MEDIA CALLS: Tom Honeycutt at ext. 8-0910

                      2002 PROXY CARD INFORMATION & SAMPLE

                        --------------------------------------------------------

PROXY                   o  HOUSEHOLDING means that proxy  statements/proxy cards
HOUSEHOLDING               will be mailed in the same envelope for all "members"
                           who have the same social security number and same zip code. For example, an individual, joint tenant, and IRA shareholder would receive his three proxies in ONE envelope (assuming same SSN and Zip).

                        o THERE WILL BE ONE CARD FOR EVERY FUND. If a S/H has 3 funds, he will receive 3 proxy cards. If he has 25-LIT funds, he will receive 25 cards.

                        o  EACH CARD WILL HAVE ITS OWN SPECIFIC CONTROL NUMBER.

                        o  ALL COMMON MATERIAL WILL BE MAILED IN ONE ENVELOPE.

                        --------------------------------------------------------
ADDRESS HIERARCHY       The address hierarchy will be as usual....
                        o seasonal address first, if applicable;
                        o mailing address next, if applicable;
                        o registration address if only address on file.

                        --------------------------------------------------------

PROXY                   o While there is only ONE proxy statement, there are 5
CARD                      VERSIONS of the Proxy Card.

                        o The individual fund will drive which proposal/request
                          for vote is used or which will simply read NOT APPLICABLE TO THIS FUND.

                        o Proposal  #3 will  consist,  on all  cards,  of three
                          sub-proposals (3A, 3B, & 3C). For any sub-proposal not applicable to the fund, the line will read NOT APPLICABLE TO THIS FUND and no boxes will appear.

                        o If  the  Proxy   card  is   signed,   but  no  voting
                          instructions are indicated on the card, the shares will be voted "FOR" all applicable proposals.

                        o The "last" vote received is the vote recorded.

                        --------------------------------------------------------

                        --------------------------------------------------------
RETURN MAIL             HOW WILL RETURN MAIL BE HANDLED?
                        Return mail is not expected since all mailings are going
                        standard rate.
                        --------------------------------------------------------
REMAIL PROXY            IF THE S/H REQUESTS THAT THE PROXY CARD BE REMAILED:
CARD
                        o Confirm address.
                        o Send an  email  to  Brian  Gibson  for  all  remail
                          requests with S/H's name, USAA member #, and variable contract numbers.
                        o Brian  Gibson  verifies  information  and  forwards
                          information to Danny Piper who will forward to ADP for handling.
                        --------------------------------------------------------

INCOMING                Any incoming correspondence will be routed as follows:
LETTERS
                        o Jim Middleton's mail goes to Lanelle Rudolph for
                          handling.

                        o Bob Davis mail goes to Lanelle Rudolph for
                          further routing.

                        o Board Member mail goes to Danny Piper for further routing.

                        o General Correspondence goes to Brian Gibson for further routing.

                        o Emailed Proxy questions/concerns goes to Brian Gibson for further routing.

                        o IMCO Proxy mail goes to Javier Morales for further routing.

                        o Any notes written on proxy cards will be routed to Danny Piper.

                        --------------------------------------------------------

                                PROXY CARD SAMPLE

                               VOTING TERMINOLOGY
================================================================================

The following definitions are provided to better understand the Proxy STATEMENT:

ADJOURNED               To suspend until a later stated time.
(ADJOURNMENT)

ABSTENTION              Abstentions  have the effect of an "AGAINST"  vote.  For
                        example, in achieving 50% of the votes being voted FOR a proposal, an abstention hurts because it goes against the "for" vote percentage. SPECIAL LIFE TRUST NOTES:
                        Abstentions will have no effect on the election of the trustee. On the proxy card, a shareholder can vote either "for" or "withhold" with respect to the election of Trustee, unlike the other proposals which permit
                        "for", "against", or "abstain". Also, abstentions are different from "non-received votes", which are voted by USAA Life for or against a proposal in the same proportion as votes received. Abstentions are also different from Proxy cards received for which boxes are not marked. These will be voted "FOR" the unmarked proposals.

MAJORITY                A number more than half of the total.

PLURALITY               The larger or greater part.

QUORUM The minimal number of shares that must be present for valid transaction of business. USAA Life legally owns all shares, so there will be a quorum.

RULE 15A-4  UNDER       Under this regulation, the interim agreements  typically
INVESTMENT              terminate  150  days  after the date on which the former
COMPANY ACT OF 1940     agreements terminated, in this case on 11/25/02.

                           USAA LIFE INVESTMENT TRUST
                                      (LIT)
                    PROPOSAL TABLE OF VARIABLE FUNDS AFFECTED


--------------------------- -----------------  ------------------ ------------------ ----------------- ------------------ ---------
                   LIT        PROPOSAL 1         PROPOSAL 2         PROPOSAL 3        PROPOSAL 4         PROPOSAL 5
        VARIABLE FUNDS
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------
LIFE AGGRESSIVE GROWTH             X                  X                  3B                X
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------
LIFE DIVERSIFIED ASSETS            X                  X                  3A                X
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------
LIFE GROWTH & INCOME               X                  X                  3A                X                  X
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------
LIFE INCOME                        X                  X                                    X
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------
LIFE WORLD GROWTH                  X                  X                  3C                X
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------

                                  LIT PROPOSALS

PROPOSAL 1 - ELECTION of James Middleton to the Trust's Board of TRUSTEES


PROPOSAL 2 - Approve ADVISORY Agreement with IMCO (which includes a proposed increase to the fee for Life World Growth Fund)


PROPOSAL 3 - Approve SUBADVISORY  Agreements between IMCO and Subadvisers
             o 3A - Wellington Management Company, LLP
             o 3B - Marsico Capital Management, LLC
             o 3C - MFS Investment Management

PROPOSAL 4 - Approve  Proposal  to Permit  IMCO and the  Trust's  Board to
             CHANGE Subadvisers WITHOUT FURTHER SHAREHOLDER APPROVAL

PROPOSAL 5 - Approval of an  amendment to the  INVESTMENT  OBJECTIVE OF THE
             USAA LIFE GROWTH AND INCOME FUND

                                                                   Pafe 14 of 34
FYI...
                         USAA RETAIL FUNDS (IMCO FUNDS)
                        PROPOSAL TABLE OF FUNDS AFFECTED


------------------------------------------ ------------------ ------------------ ----------------- ------------------ -------------
            USAA RETAIL FUNDS              PROPOSAL 1         PROPOSAL 2         PROPOSAL 3        PROPOSAL 4         PROPOSAL 5
              (IMCO FUNDS)
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
AGGRESSIVE GROWTH                          X                  2-B                X
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
BALANCED STRATEGY                          X                  2-A                X
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
CAPITAL GROWTH                             X                  2-G                X
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
CORNERSTONE STRATEGY                       X                  2-A, 2-C           X
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
EMERGING MARKETS                           X                  2-D                X
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
FIRST START GROWTH                         X                  2-B                X
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
GROWTH                                     X                  2-B, 2-E           X                 X
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
GROWTH & INCOME                            X                  2-A                X                                    X
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
GROWTH & TAX STRATEGY                      X                  2-E                X
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
INCOME STOCK                               X                  2-D, 2-F           X
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
INTERNATIONAL                              X                  2-C                X
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
SCIENCE & TECHNOLOGY                       X                  2-A                X
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
SMALL CAP STOCK                            X                  2-H                X
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
VALUE                                      X                  2-F                X
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------
WORLD GROWTH                               X                  2-C                X
------------------------------------------ ------------------ ------------------ ----------------- ------------------ --------------

                    USAA RETAIL FUNDS (IMCO FUNDS) PROPOSALS

PROPOSAL 1 - Approve ADVISORY Agreements with IMCO

PROPOSAL 2 - Approve SUBADVISORY Agreements between IMCO and Subadvisers

             o 2A - Wellington Management Company, LLP
             o 2B - Marsico Capital Management, LLC
             o 2C - MFS Investment Management
             o 2D - The Boston Company Asset Management, LLC
             o 2E - Dresdner RCM Global Investors LLC
             o 2F - Westwood Management Corporation
             o 2G - Batterymarch Financial Management, Inc.
             o 2H - Eagle Asset Management, Inc.

PROPOSAL 3 - Approve Proposal to Permit IMCO and the Board to CHANGE Subadvisers
             WITHOUT FURTHER SHAREHOLDER APPROVAL

PROPOSAL 4 - Approve an Amendment to Investment OBJECTIVE OF THE GROWTH FUND

PROPOSAL 5 - Approve an Amendment to Investment OBJECTIVE OF THE GROWTH &
             INCOME FUND

--------------------------------------------------------------------------------
PROPOSAL 1                THE ELECTION OF JAMES MIDDLETON TO
                          THE TRUST'S BOARD OF TRUSTEES
--------------------------------------------------------------------------------

FUNDS AFFECTED          All Funds

                        -------------------------------------------------------
CURRENT                 Current Board of Trustees consists of:
BOARD OF                o  Ms. June R. Reedy elected in 1994 but retiring at the
TRUSTEES                   end of 2003*
                        o  Mr. Neil H. Stone elected in 1994*
                        o  Dr. Gary W. West elected in 1994*
                        o  Mr. James M. Middleton APPOINTED in 2000, but has not
                           yet been elected by shareholders

                        *Elected by Shareholders

                        NOTE: The Board is required under the 1940 Act to have 2/3 of the Trustees elected by shareholders. The Trust currently satisfies this requirement.

                        --------------------------------------------------------
PROPOSAL                o  Elect James Middleton to the Board of Trustees by the
                           shareholders in order to maintain the 2/3 requirement
                           if the Board decides to appoint a trustee to fill the
                           vacancy that will be created when June Reedy retires.
                           (In other words, if Mr.  Middleton is not elected now
                           by  shareholders,  the Board  would be unable to fill
                           the vacancy created by Ms. Reedy's retirement without
                           a shareholder  meeting because,  in that case, only 2
                           of  the  4  trustees   would  have  been  elected  by
                           shareholders)

                        --------------------------------------------------------
TERM
                        Each Trustee may serve until

                        o they reach the AGE OF 70 (unless a "grandfather' provision applies, which it does to Ms. Reedy) OR
                        o  they have served on the Board for 15 yrs

                        NOTE: A Trustee may RESIGN OR BE REMOVED by a vote of a majority of the outstanding shares of the Funds AT ANY TIME.

                        --------------------------------------------------------

                        --------------------------------------------------------
TRUSTEES'
DUTIES The Board's responsibilities include, among other things:

                        o Reviewing the fees paid by the funds at least annually
                        o Reviewing the overall level of the funds' operating expenses at least annually
                        o  Reviewing each fund's investment performance
                        o  General oversight of the fund's business
                        o Assures that the funds are managed in the best interests of the shareholders

                        NOTE: The Board conducts regular meetings four times a year and may hold special meetings by telephone or in person to discuss matters that may require action before the next regular meeting.

                        --------------------------------------------------------
PAYMENT TO              The Independent Board Members are compensated by the LIT
TRUSTEES                funds as follows:

                        o  $6,500 annual retainer
                        o $500 annual retainer for serving on one or more committees of the Board of Trustees
                        o Reimbursement for reasonable expenses incurred in attending any meetings of the Board of Trustees or a committee
                        o  $500 fee for attending a regular or special meeting
                        o These fees are periodically reviewed to assure that they continue to be appropriate

                        --------------------------------------------------------
WHY The 1940 Act requires the Trust to always have a majority of the trustees elected by shareholders and permits the trustees to fill a vacancy only if, after filling such vacancy, two-thirds of the trustees were elected by shareholders. Ms. Reedy will be retiring from the Board at the end of 2003. The remaining trustees would not be able to fill the vacancy created by Ms. Reedy's retirement without having the Trust hold a shareholder meeting, because if the trustees appointed a new trustee without a shareholder meeting, the Trust would not have two-thirds or even a majority of trustees elected by shareholders as required by the 1940 Act. Of course, Ms. Reedy's vacancy could simply go unfilled, but if a second Independent Board Member vacancy occurred, the Trust would need to hold a shareholder meeting to elect another trustee, because the Trust would not have a majority of trustees elected by shareholders as required by the 1940 Act.

                        --------------------------------------------------------
PASSING                 James  Middleton must receive the VOTE OF A PLURALITY of
REQUIREMENT             the outstanding shares of the Trust.

                        --------------------------------------------------------

                                                                   Page 17 of 34
                        --------------------------------------------------------

QUESTIONS IN PROXY      Questions answered in the PROXY STATEMENT are:
STATEMENT
& SUMMARY               o  Who is the NOMINEE for the Board of Trustees?

                        o WHO are the OTHER current members of the BOARD OF TRUSTEES?

                        o  What  are  the   RESPONSIBILITIES  of  the  Board  of
                           Trustees?

                        o WHY are we NOW ELECTING A MEMBER to the Board of Trustees?

                        o  HOW LONG can TRUSTEES SERVE on the Board of Trustees?

                        o What are some of the WAYS in which the BOARD of Trustees REPRESENTS SHAREHOLDER INTERESTS?

                        o  HOW OFTEN does the Board of Trustees MEET?

                        o WHAT are the members of the Board of Trustees PAID FOR THEIR SERVICES?

                        o How does the Board RECOMMEND SHAREHOLDERS VOTE on Proposal 1?

                        o What PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED to elect the nominees to the Board of Trustees?

                        Questions answered in the SUMMARY OF THE PROPOSALS are:

                        o  WHY are we ELECTING this TRUSTEE now?

                        o  Is the nominee NEW TO THE BOARD?

                        --------------------------------------------------------

                        --------------------------------------------------------

QUESTIONS               Be prepared for any  additional  questions  that come up
THAT MAY                such as the following:
COME UP . . .

                        QUESTION #1

                        Q. "CAN YOU PROVIDE ME MORE  BACKGROUND  INFORMATION FOR
                           EACH OF THE TRUSTEES ON THE BOARD?"

                        A. Information on each Trustee is contained in the proxy
                           statement. More detailed information may be obtained by writing to the Secretary of the Trust, Cynthia Toles/ 9800 Fredericksburg Rd.

                        NOTES:_________________________________________________


                        QUESTION #2
                        Q.  "IS JAMES MIDDLETON MY ONLY CHOICE?"

                        A. This is the trustee that the Board of Trustees' deems
                           appropriate at this time. Should a shareholder wish to vote for an individual not on this list, he/she may do so by filling in his/her name on the right side of the proxy card under Proposal 1.

                        NOTES:  ________________________________________________

                        QUESTION #3

                        Q.  "HOW DOES ONE NOMINATE A TRUSTEE FOR THE BOARD?"

                        A. You may  submit  nominees  for  consideration  to the
                           Secretary of the Trust, Cynthia A. Toles, 9800 Fredericksburg Rd.

                        NOTES:__________________________________________________
                        QUESTION #4

                        Q. "WHY ARE THERE NO  MILITARY  OFFICERS ON THE BOARD OF
                           TRUSTEES AND ARE ANY OF THEM USAA EMPLOYEES?"

                        A. The  Board  is made up of  individuals  with  varying
                           backgrounds. They provide an independent perspective to issues presented with the primary interest of the USAA fund shareholder in mind. They are each successful business people. The USAA employees on the Board provide investment expertise, including portfolio management experience. Also Mr. Middleton is a USAA employee.

                        NOTES:_________________________________________________

                                                                   Page 19 of 34
--------------------------------------------------------------------------------

PROPOSAL 2                APPROVE NEW INVESTMENT ADVISORY
                               AGREEMENT WITH IMCO

-------------------------------------------------------------------------------

FUNDS AFFECTED          All funds

                        ------------------------------ -------------------------

FORMER                  o  Since inception, IMCO served as  the  Fund's  manager
AGREEMENT                  and Investment adviser.

                        o Presently, the advisory fee of the Funds compare favorable with advisory fees incurred by funds that support other variable products.


                        --------------------------------------------------------

PROPOSED                IMCO'S RESPONSIBILITIES IN MANAGING THE FUNDS WOULD
AGREEMENT               CHANGE AS FOLLOWS UNDER THE PROPOSED AGREEMENT:

                        o provide portfolio management oversight of assets managed by the subadviser(s),

                        o recommend to the Board the hiring, termination, and replacement of subadvisers to manage the equity portion of the fund's assets, &

                        o provide same SERVICES and facilities as provided in the former agreement and continue to directly manage any fixed income portion of the funds' assets.


                        --------------------------------------------------------
FEE                     o  Fees  associated with the USAA Life World Growth fund
INCREASES                  will be impacted as follows DUE TO THIS NEW AGREEMENT
                           (shaded fees remain the same):

                           FEE                   CURRENT           PROPOSED
                        -------------------------------------------------------

                        Advisory Fee               0.20%              0.35%
                        12b-1 Fee                  None               None
                        Other expenses             0.91%              0.91%
                        Total Annual Fund
                        Operating Expenses         1.11%*             1.26%*
                        Expense reimbursements     0.46%              0.61%
                        Net Expenses               0.65%              0.65%

                        -------------------------------------------------------
                        *Note that both the current and  proposed  Total  Annual
                         Fund Operating Expenses would exceed the new expense cap by more than 0.15% (the amount of the proposed increase in the advisory fee) for the USAA Life World Growth FUND.

                        --------------------------------------------------------
                   "FEE INCREASES" CONTINUES ON THE NEXT PAGE.

FEE                     o  The  expense  caps for  each  fund  may  increase  as
INCREASES                  follows at some time during the  first half of 2003,
                           but NOT DUE TO THIS AGREEMENT:

                           FUND                    CURRENT                2003
                        --------------------------------------------------------

                        USAA Life
                        Growth & Income                 0.35%             0.60%

                        USAA Life Aggressive Growth     0.70%             0.95%

                        USAA Life World Growth          0.65%             0.95%*

                        USAA Life Diversified Assets    0.35%             0.75%

                        USAA Life Income                0.35%             0.65%


                        -------------------------------------------------------
                        * Note that both the current and proposed Total Annual Fund Operating Expenses would exceed the new expense cap by more than 0.15% (the amount of the proposed increase in the advisory fee) for the USAA Life World Growth Fund.
                        --------------------------------------------------------


WHY                     o    With  respect to the new advisory  agreement,  USAA
                             identified the need to restructure the manner in which each fund's assets may be managed in order to achieve better performance consistent with the investment objectives and strategies of the funds by employing the proposed subadvisers to manage each applicable fund's assets.

                        o With respect to the proposed increase to the advisory fee for the USAA Life World Growth Fund and the planned increase to the expense caps for all of the funds, even after these increases, the USAA Life Variable Annuity contracts and Variable Life Insurance policies will still rank among the 5% lowest priced products currently offered in the market.

                        NOTE: Remember, the planned increases to the expense caps are tied in NO WAY to this proposal to approve a new investment advisory agreement with IMCO. In other words, voting against this proposal will not change the plan to increase the expense caps.

                        --------------------------------------------------------

PASSING                 Requires a "FOR" vote by a "majority of the  outstanding
REQUIREMENT             voting  securities"  of a fund which means THE LESSER
                        OF ...

                        o  More than 50% of the  outstanding  shares of the fund
                           OR

                        o 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy

                        NOTE: Since 100% of the shares are expected to be present in person or by proxy at the meeting, this means that more than 50% of the votes received will need to be "FOR" the proposal. Abstentions will have the effect of votes "AGAINST" this proposal. Non-Votes will be echoed for and against the proposal in the same manner as the votes received.

                        --------------------------------------------------------
EFFECTIVE               Upon  shareholder  approval  and will  remain  in effect
                        until July 31, 2004. Thereafter, the agreement will automatically continue, provided that it is specifically approved at least annually by a vote of a majority of the Independent Board Members and by a majority of all Board Members.

                        --------------------------------------------------------

QUESTIONS IN PROXY      Questions answered in the PROXY STATEMENT are:
STATEMENT
& SUMMARY

                        o Why are shareholders BEING ASKED TO VOTE on this proposal?

                        o  What are the KEY PROVISIONS of the agreements?

                        o  What are THE DIFFERENCES BETWEEN THE AGREEMENTS?

                        o When will the new investment advisory AGREEMENT TAKE EFFECT?

                        o Will the funds' total expenses change as a result of the new investment advisory agreement?

                        o  Who  are  the  directors  and  principal   executives
                           officer of IMCO?

                        o What are the reasons for the proposed change to the advisory fee of the USAA Life World Growth fund?

                        o Does IMCO or any of its affiliates provide any ADDITIONAL SERVICES to the funds?

                        o  What  did  the  BOARD   CONSIDER  in  reviewing  this
                           proposal?

                        o HOW does the Board RECOMMEND SHAREHOLDERS VOTE on Proposal 2?

                        o What percentage of shareholders' votes is REQUIRED TO APPROVE a new investment advisory agreement?

                        Questions answered in the SUMMARY OF THE PROPOSALS are:

                        o  What are the differences between the proposed
                             agreement and the former and interim agreements?

                        o Will the fund's total expenses change as a result of the proposed agreement?

                        --------------------------------------------------------

                        Be prepared for any additional questions that come up such as the following:

                        MEMBER QUESTION #1

                        Q. "IT LOOKS TO ME LIKE THE CHANGES HAVE ALREADY BEEN MADE! WHY WERE THE USAA MEMBERS TOLD AFTER THE FACT ABOUT THE CHANGE IN MANAGEMENT? ISN'T ONE OF YOUR FIDUCIARY RESPONSIBILITIES TO PROVIDE MEMBERS WITH TIMELY INFORMATION SO THAT THEY CAN MAKE INFORMED DECISIONS?"

                        A. Although the Board has approved this proposal, the shareholders also need to approve this proposal. If the shareholders do not approve this action, it will be the responsibility of IMCO and the Board to address the need to internally manage the Funds or select other subadvisers for ultimate approval by the shareholders. The reason members were not asked to vote on this action prior to the Board meeting is that the funds needed to be managed with focus on their objectives rather than on the outcome of a pending change in managers. Moreover, IMCO and the funds' board believed that making the changes promptly was in the Funds' shareholders best interests.

                        NOTES:__________________________________________________

                        QUESTION #2

                        Q. "IF USAA CAN'T SUPERVISE THE INVESTING  FUNCTION NOW,
                           HOW WILL IT SUPERVISE SOMEONE ELSE?"

                        A. Please  know  that  we  take  our  responsibility  to
                           shareholders very seriously and our PRIORITY is to monitor the performance of USAA mutual funds closely. Relationship managers from IMCO's portfolio Management, marketing, finance, and legal and compliance, will actively monitor the activities of the subadvisers. IMCO's Investment Strategy Committee also will monitor the activities of the subadvisers closely.

                        NOTES:  ________________________________________________

                        QUESTION #3

                        Q. "IF THE MEMBERS  VOTE DOWN THE CHANGE,  WILL THE USAA
                           MANAGEMENT TEAM BE READY TO MANAGE OUR ASSETS?"

                        A. If this proposal or any other proposal related to the
                           management of the funds is not approved, then IMCO and the funds' Board would need to consider other alternatives, such as the need to internally manage the funds or select other subadvisers for ultimate approval by the shareholders.

                        NOTES:__________________________________________________

                       QUESTIONS CONTINUE ON THE NEXT PAGE

QUESTIONS THAT MAY      QUESTION #4
COME UP...
                        Q. "TELL ME YOUR  FEES  WILL NOT  INCREASE!  IN FACT,  I
                           WOULD EXPECT A SLIGHT DECREASE SINCE YOU ARE NOW OUT OF THE ASSET MANAGEMENT BUSINESS, REPUTEDLY THE MOST EXPENSIVE PART OF EQUITY FUNDS MANAGEMENT."

                        A. With  respect  to ALL FUNDS  other than the USAA Life
                           World Growth Fund, the advisory fee rates charged to the funds will not increase as a result of the proposed agreement. With respect to the USAA Life World Growth Fund, the advisory fee rate will increase, but, nevertheless, total expenses after reimbursements will not increase as a result of the proposed agreement. Last, fees will not decrease because you will be getting access to leading investment firms at the same low rate you have always paid.

                        NOTES:__________________________________________________

                     QUESTION #5

                        Q. "TELL ME WHY I SHOULD KEEP MY FUNDS WITH USAA."

                        A. You  will  now  have  access  to some of the  LEADING
                           investment firms in the industry with no change to the funds' total expenses as a result of the adoption of the proposed agreement (except for the USAA Life World Growth Fund, which, nevertheless, will experience no change to its expenses after reimbursements as a result of the adoption of the proposed agreement). Our review of this decision included a thorough cost-benefit analysis of internal and external options for managing the equity portion of the Funds. We, meaning IMCO and the Funds' Board, determined that engaging subadvisers to manage the equity portion of the funds was a better option than continuing to manage this portion of the funds internally.

                     NOTES:_____________________________________________________

-------------------------------------------------------------------------------
PROPOSAL 3                   APPROVAL OF INVESTMENT
                         SUBADVISORY AGREEMENTS BETWEEN
                              IMCO AND SUBADVISERS
--------------------------------------------------------------------------------

FUNDS AFFECTED          USAA Life Aggressive Growth
                        USAA Life Diversified Assets
                        USAA Life Growth and Income Fund
                        USAA Life World Growth Fund

FORMER                  Since  inception,  IMCO served as the Fund's manager and
AGREEMENT               Investment adviser.

PROPOSED                EMPLOY THE NEW SUBADVISERS TO:
AGREEMENT               o Manage the day-to-day investment of all
                          or a portion of each fund's assets consistent with each fund's investment objectives, policies, and restrictions.

                        o Place  all  orders  for the  purchase  and  sale of
                          portfolio  securities  for  the  portion  of a fund
                          managed   by  the   subadviser   (subject   to  the
                          supervision  and monitoring of IMCO & the oversight
                          of the Fund's Board).
                        --------------------------------------------------------
FEES The Subadvisory Agreements will not impact the funds' current total expense ratios. IMCO (not the fund) pays an annual fee to the subadvisers for services under the Subadvisory Agreements. If the overall expense caps are increased, however, non-advisory expenses would likely increase the total expense ratios.

                        --------------------------------------------------------
WHY Identified the need to restructure the manner in which each fund's assets are managed in order to achieve better performance consistent with the investment objectives and strategies of the funds by employing the proposed subadvisers to manage each applicable fund's equity assets.

                        --------------------------------------------------------

PASSING                 Requires a "FOR" vote by a "majority of the  outstanding
REQUIREMENTS            voting  securities"  of a fund which means THE LESSER OF
                        ...

                        o More than 50% of the outstanding shares of the fund

                        OR

                        o 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy

                        NOTE: Since 100% of the shares are expected to be present in person or by proxy at the meeting, this means that more than 50% of the votes received will need to be "FOR" the proposal. Abstentions will have the effect of votes "AGAINST" this proposal. Non-Votes will be echoed for and against the proposal in the same manner as the votes received.
                        -------------------------------------------------------

EFFECTIVE               Upon shareholder approval and to remain in effect for an
                        initial two-year period. Thereafter, the agreement will automatically continue, provided that it is specifically approved at least annually by a vote of a majority of the Independent Board Members and by a majority of all trustees.

                        --------------------------------------------------------

QUESTIONS IN PROXY      Questions answered in the PROXY STATEMENT are:
STATEMENT               o  WHY are shareholders being ASKED TO VOTE on this
& SUMMARY                  proposal?

                        o What was the PROCESS LEADING TO THIS PROPOSAL and WHO ARE the proposed SUBADVISERS?

                        o What are the KEY PROVISIONS of the subadvisory agreements?

                        o What are the DIFFERENCES between the SUBADVISORY AND INTERIM SUBADVISORY agreements?

                        o When will the investment subadvisory agreements TAKE EFFECT?

                        o Will the FUNDS' TOTAL EXPENSES CHANGE as a result of the subadvisory agreements?

                        o What INFORMATION DID THE BOARD CONSIDER prior to proposing these changes?

                        o How does the BOARD RECOMMEND shareholders VOTE on Proposal 3?

                        o What PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO APPROVE each subadvisory agreement?

                        Questions answered in the SUMMARY OF THE PROPOSALS are:

                        o  Who are the proposed subadvisers?

                        o What are the key provisions of the subadvisory agreements?

                        o Will the funds' total expenses change as a result of the subadvisory agreements?


INDIVIDUAL SUBADVISER   REVIEW THE PROXY STATEMENT for more details about the
PROPOSALS               subadvisers within each subproposal:

                        o    PROPOSAL 3 - Approve Subadvisory Agreements with
                                          Subadvisers between IMCO and...
                             o  3A - Wellington Management Company, LLP
                             o  3B - Marsico Capital Management LLC
                             o  3C - MFS Investment Management

                        --------------------------------------------------------

                        --------------------------------------------------------
QUESTIONS THAT MAY      Be prepared for any  additional  questions  that come up
COME UP...              such as the  following:

                        MEMBER  QUESTION #1

                        Q. "WHY DID THE  SHAREHOLDERS  NOT GET TO  DECIDE ON WHO
                           THE OUTSOURCE COMPANIES SHOULD BE?"

                        A. Although the Board has approved  this  proposal,  the
                           shareholders also need to approve this proposal. If the shareholders do not approve this action, it will be the responsibility of IMCO and the Board to address the need to internally manage the Funds or select other subadvisers for ultimate approval by the shareholders. The reason members were not asked to vote on this action prior to the Board meeting is that the funds needed to be managed with focus on their objectives rather than on the outcome of a pending change in managers. Moreover, IMCO and the funds' board believed that making the changes promptly was in the Funds' shareholders best interests.

                        NOTES:__________________________________________________

                        MEMBER QUESTION #2

                        Q. "WHEN WILL  INFORMATION BE AVAILABLE ON THE INVESTING
                           TRACK RECORD OF THE NEW MANAGEMENT COMPANIES?"

                        A. Information regarding the investment track records of
                           the subadvisers is available regarding other portfolios, such as the similar funds mentioned in the proxy statement, they are currently running. However, there are investment marketing regulations that limit us from using such information when presenting the subadvisers as new managers of some of USAA's equity accounts to our shareholders. We realize the importance of this information and hope to have it available in the near future.

                        NOTES:__________________________________________________

                        MEMBER QUESTION #3

                        Q. "AS I UNDERSTAND  IN YOUR  LETTER,  USAA WILL OVERSEE
                           THE MUTUAL FUNDS (OVERHEAD) AS WILL ANOTHER ASSET MANAGEMENT ORGANIZATION (MORE OVERHEAD). ARE YOU SURE THAT WHAT USAA (AND I) SAVE BY CONTRACTING OUT THE
                           OPERATION OF THE EQUITY FUNDS WILL NOT BE OVERSHADOWED BY INCREASED MANAGEMENT COSTS?"

                        A. You  will  now  have  access  to some of the  LEADING
                           investment firms in the industry with no change to the funds' total expenses as a result of the adoption of the proposed agreement (except for the USAA Life World Growth Fund, which, nevertheless, will experience no change to its expenses after reimbursements as a result of the adoption of the proposed agreement). Our review of this decision included a thorough cost-benefit analysis of internal and external options for managing the equity portion of the Funds. We, meaning IMCO and the Funds' Board, determined that engaging subadvisers to manage the equity portion of the funds was a better option than continuing to manage this portion of the funds internally.

                        NOTES:__________________________________________________


                       QUESTIONS CONTINUE ON THE NEXT PAGE

QUESTIONS THAT MAY      MEMBER QUESTION #4
COME UP...
                        Q. IN THE  FUTURE,  WHAT  PARAMETERS  WILL BE USED  WHEN
                           SELECTING SUBADVISERS?

                        A. Among other factors, a Fund's Board will consider the
                           expertise, financial strength, a subadviser's quality of services offered by each proposed subadviser, as well as the qualifications and experience of the proposed subadviser's advisory personnel, the subadviser's organizational resources, and the subadviser's investment performance track record when managing comparable funds.

                        NOTES:_________________________________________________

                        MEMBER QUESTION #5

                        Q. WHAT CONSEQUENCES,  IN THE FUTURE, WILL WE EXPERIENCE
                           IF USAA TERMINATES A SUBADVISER?

                        A. While  fees  payable  to any  new  subadviser  may be
                           different, the advisory fee you pay to IMCO would not be affected. The Board and IMCO may not increase the rate of fees payable by the Fund to IMCO for advisory services WITHOUT first obtaining shareholder approval.

                        NOTES:__________________________________________________

                        MEMBER QUESTION #6

                        Q. WHY DOES IMCO FORESEE THE POSSIBILITY OF CHANGING THE
                           SUBADVISORY AGREEMENT IN THE FUTURE IF IMCO HAS DETERMINED THAT THE NEW SUBADVISER GROUP IS THE BEST?

                        A. In order to act in the best interests of the Fund and
                           its shareholders, the Board and IMCO will determine if changes are necessary or desirable after periodically comparing the investment performance of the assets managed by the subadviser with other accounts with similar investment objectives managed by other advisers and after reviewing the subadviser's COMPLIANCE with federal securities laws and regulations.

                        NOTES:__________________________________________________

                        MEMBER QUESTION #7

                        1. "JUST HOW WILL IMCO PROVIDE OVERSIGHT?"

                        A. Basically,  just as we would with a portfolio manager
                           who is an employee of IMCO. IMCO will actively monitor the activities of the subadvisers through ongoing audits for compliance with investment policies and parameters and regulatory requirements, reviews of reports from the subadvisers, and ongoing dialogues with designated subadviser personnel. In addition, the USAA Funds' Board will continue to act in its oversight role just as it has in the past. NOTES:______________________________________________

                                                                   Page 28 of 34
--------------------------------------------------------------------------------
PROPOSAL 4
                    APPROVAL OF A PROPOSAL TO PERMIT IMCO AND
                                 THE BOARD TO:
                                     1) APPOINT AND REPLACE SUBADVISERS,
                                     2) ENTER INTO SUBADVISORY AGREEMENTS, AND
                                     3) APPROVE AMENDMENTS TO SUBADVISORY
                                        AGREEMENTS WITHOUT FURTHER SHAREHOLDER
                                        APPROVAL
--------------------------------------------------------------------------------

FUNDS AFFECTED          All funds

                        -------------------------------------------------------
CURRENTLY
                        A special shareholder meeting would be called to obtain shareholder approval to:

                        o  appoint and replace subadvisers for a fund and
                        o enter into, and approve amendments to, subadvisory agreements

                        -------------------------------------------------------
PROPOSAL On 6/18/02, the SEC granted an order permitting IMCO to change subadvisers for each fund without first calling a special shareholder meeting and obtaining shareholder approval with the condition that the shareholders approve this "manager-of-managers" arrangement first.

                        By approving this proposal, IMCO and the Board, without obtaining further shareholder approval, will have the ability to:

                        o  appoint and replace subadvisers for the fund and
                        o enter into, and approve amendments of subadvisory agreements

                        IMPORTANT NOTES:
                        o IMCO WILL STILL NEED TO OBTAIN APPROVAL FROM THE BOARD, including Independent Board Members, who will oversee the subadviser selection process to ensure that shareholders' interests are protected whenever IMCO selects a subadviser or modifies a subadvisory agreement.
                        o An Information Statement with all of the relevant information of hiring new subadvisers would be sent within 90 days from the date we hire.
                        o    The  fund  will  disclose  in  its  prospectus  the
                             existence, substance, and effect the SEC order.
                        o    Although IMCO is not proposing a subadviser for the
                             USAA Life Income Fund at this meeting, we want the overall arrangement to be connected for all funds.

                        --------------------------------------------------------

                        --------------------------------------------------------
FEES                    o  This proposal...

                           WILL permit the Board and IMCO to change the fees payable to a subadviser without shareholder approval, however,

                        o  This proposal...

                           WILL NOT permit the Board and IMCO to increase the rate of the fees payable by the FUND to IMCO under the advisory agreement without first obtaining shareholder approval.

                        --------------------------------------------------------

WHY This prevents unnecessary administrative expenses and potential harmful delays in seeking changes deemed necessary and beneficial to shareholders by the fund's Board.

                        --------------------------------------------------------

CONDITIONS              A fund will NOT rely on the SEC order  unless all of the
                        conditions below have been met:

                        o Proposed "manager of managers" structure is approved by a majority of the fund's outstanding voting securities (i.e. this proposal is approved).

                        o Disclosed all details of this order in the prospectus relating to the fund.

                        o IMCO provides management and certain administrative services to the fund, including overall supervisory responsibility for the general management and investment of the fund.

                        o Majority of the fund's Board will be Independent Board Members.

                        o Subadviser cannot be an affiliated person of the fund or IMCO (without such arrangement being approved by shareholders0

                        o Board & Independent Board Members must make a separate finding when a subadviser change is proposed for the fund WITH an affiliated subadviser and document that this change does not involve a conflict of interest.

                        o No director or officer of the fund or of IMCO will own directly or indirectly any interest in any subadviser for the fund (except under certain limited circumstances).

                        o IMCO must furnish shareholders with an Information Statement of any changes caused by the addition of a new subadviser within 90 days of the hiring of a new subadviser.

                        --------------------------------------------------------

                        --------------------------------------------------------

PASSING                 Requires a "FOR" vote by a "majority of the  outstanding
REQUIREMENTS            voting  securities"  of a fund  which  means THE  LESSER
                        OF...

                        o  More than 50% of the outstanding shares of the fund
                                               OR
                        o 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy

                        NOTE: Since 100% of the shares are expected to be present in person or by proxy at the meeting, this means that more than 50% of the votes received will need to be "FOR" the proposal. Abstentions will have the effect of votes "AGAINST" this proposal. Non-Votes will be echoed for and against the proposal in the same manner as the votes received.

                        --------------------------------------------------------

EFFECTIVE               Upon shareholder approval.
                        --------------------------------------------------------
QUESTIONS IN PROXY      Questions answered in the PROXY STATEMENT are:
STATEMENT & SUMMARY

                        o WHY are shareholders being ASKED TO VOTE on this proposal?

                        o HOW will shareholders be INFORMED OF NEW SUBADVISERS for a fund?

                        o  What are the BENEFITS to each fund?

                        o  What are the CONDITIONS of the order?


                        o How does THE BOARD RECOMMEND SHAREHOLDERS VOTE on Proposal 4?

                        o What PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED to permit IMCO to enter into new or amended subadvisory agreements without obtaining shareholder approval?

                        Questions  answered in the SUMMARY OF THE PROPOSALS are:

                        o Why are shareholders being asked to vote on this proposal?

                        o What are the benefits to each fund? o How will shareholders be informed of new subadvisers for a fund?

                        --------------------------------------------------------

                                                                   Page 31 of 34
--------------------------------------------------------------------------------
PROPOSAL 5                 APPROVAL OF AN AMENDMENT TO THE
                           INVESTMENT OBJECTIVE OF THE USAA
                                 GROWTH AND INCOME FUND
-------------------------------------------------------------------------------

FUND AFFECTED           USAA Growth and Income Fund

                        --------------------------------------------------------

CURRENT                 Fund's  investment  objective  places EQUAL  EMPHASIS on
OBJECTIVE               Growth and Income.

                        --------------------------------------------------------

PROPOSAL Change the USAA Growth and Income fund's investment objectives as follows:

                        o  PRIMARY investment objective - Capital Growth
                        o  SECONDARY investment objective - Current income

                        --------------------------------------------------------

WHY There has been a dramatic reduction in the number of companies that pay dividends with respect to their common stock. As a result, it is increasingly difficult for a fund that invests primarily in equity securities to comply with an objective that places equal emphasis on growth and income.

                        --------------------------------------------------------

PASSING                 Requires a "FOR" vote by a "majority of the  outstanding
REQUIREMENT             voting securities" of GROWTH AND Income fund which means
                        THE  LESSER  OF ...

                        o More than 50% of the outstanding shares of the GROWTH AND INCOME fund

                                             OR

                        o 67% or more of the shares of the Growth and Income Fund present at the meeting, if more than 50% of the outstanding shares of the Growth and Income Fund are present at the meeting in person or by proxy

                        NOTE: Since 100% of the shares are expected to be present in person or by proxy at the meeting, this means that more than 50% of the votes received will need to be "FOR" the proposal. Abstentions will have the effect of votes "AGAINST" this proposal. Non-Votes will be echoed for and against the proposal in the same manner as the votes received.

                        --------------------------------------------------------

EFFECTIVE               Upon shareholder approval.

                        --------------------------------------------------------

QUESTIONS IN PROXY      Questions answered in the PROXY STATEMENT are:
STATEMENT & SUMMARY

                        o WHAT CHANGE is the Board proposing TO THE FUND'S INVESTMENT OBJECTIVE?

                        o  WHY is the Board proposing this CHANGE?

                        o How does the Board RECOMMEND SHAREHOLDERS VOTE on this proposal?

                        o What PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED to change the fund's investment objective?

                        Questions answered in the SUMMARY OF THE PROPOSALS are:

                        o What change is the Board of Trustees proposing to the Fund's investment objective?

                        o  Why is the Board of Trustees proposing this change?

                        --------------------------------------------------------

                      GEORGESON SHAREHOLDER COMMUNICATIONS


TELEPHONE  SOLICITATION  Georgeson Shareholder  Communications (GSC) may call to solicit votes.

                        o Monday through Friday between the hours of 9:00 a.m. and 7:00 p.m. CST

                        o Saturday from 9:00 a.m. to 5:00 p.m. Central Standard Time only.

                        If the shareholder (S/H) wants to vote when solicited by Georgeson Communications, the Georgeson Communications rep will record the vote. A confirmation statement will be generated and mailed to the shareholder.

                        If the shareholder requests a duplicate Proxy Statement through Georgeson, Georgeson will contact ADP.

                        --------------------------------------------------------

USAA TRANSFERS TO       If  Georgeson  is  activated  for  Life Co.  then  after
GEORGESON               confirming  that  the  shareholder  wants to vote now by
                        telephone:

                          USAA Rep transfers S/H to Georgeson at(866) 748-4465.

                          *USAA Rep introduces himself/herself to Georgeson.

                          *USAA Rep states the S/H name and address.

                          *USAA Rep introduces Georgeson rep to S/H.

                        Script Suggestion:

                        o HELLO,  THIS IS  _____FROM  USAA. I HAVE___ ON
                          THE LINE TO VOTE HIS/HER PROXY CARD(S). THE ADDRESS OF THE CUSTOMER IS _____, CITY AND STATE.

                        o HELLO,__  THANK YOU FOR HOLDING,  I HAVE__ ON THE LINE
                          WHO WILL TAKE YOUR VOTE.

                        --------------------------------------------------------

GEORGESON  TRANSFERS    If S/H has questions  regarding  his/her  account and/or
TO USAA                 in-depth  Proxy  questions when Georgeson solicits vote,
                        the Georgeson rep will transfer call.

                        Rep transfers S/H to USAA at 1-800-292-8180.

                        *Georgeson Rep introduces himself/herself to USAA. *Georgeson Rep states the S/H name and address. *Georgeson Rep introduces USAA rep to S/H.
                        *USAA rep verifies S/H identity with name, DOB or SSN.

                                                                   Page 33 of 34
COPY OF INTERNET PAGE

USAA Mutual Fund Shareholders: Your Vote Counts

       If you owned a USAA equity mutual fund as of AUGUST 23, 2002, you recently received a proxy statement in the mail. It tells you about important issues that affect USAA mutual funds.

       USAA's mutual fund board of directors carefully considered the proposals and recommends voting IN FAVOR OF all of the proposals. Your "FOR" vote on these issues will enable us to meet your future investment needs with the quality you expect.

       Please review your proxy statement and submit your vote on or before the shareholder meeting on OCTOBER 18, 2002.

       BEFORE YOU VOTE

o Read your proxy statement and determine your vote.

o Have your proxy card(s) available. You should have a separate proxy card for each of your accounts.

o If you did not receive proxy card(s) or if you have questions about voting, call toll-free, 1-800-531-8448.

       FOUR WAYS TO VOTE

1. INTERNET
o  Go to: PROXYVOTE.COM
o  Enter the 12-digit control number from each proxy card.
o  Follow the instructions on the site.
o You will need to submit your vote separately for each proxy card you've received.

2. PHONE
o  Call toll-free, 1-800-690-6903.
o  Enter the 12-digit control number from each proxy card.
o  Follow the recorded instructions.

3. MAIL
o  Mark your choices and sign each proxy card.
o  Return your completed proxy card(s) in the provided postage-paid envelope.

4. IN PERSON
o  You are invited to attend the mutual fund shareholder meeting:

                    OCTOBER 18, 2002, 3:00 p.m. Central Time
                       USAA Building, McDermott Auditorium
                  9800 Fredericksburg Road, San Antonio, Texas



       THIS COMMUNICATION IS BEING MADE ON BEHALF OF USAA MUTUAL FUND, INC. AND USAA INVESTMENT TRUST. SHAREHOLDERS OF THE AFFECTED USAA MUTUAL FUNDS WILL RECEIVE A PROXY STATEMENT ON THESE MATTERS. SHAREHOLDERS SHOULD READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT CONTAINS IMPORTANT INFORMATION. SHAREHOLDERS MAY OBTAIN AN ADDITIONAL FREE COPY OF THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE FROM USAA INVESTMENT MANAGEMENT COMPANY OR THE SEC'S WEB SITE AT WWW.SEC.GOV.

[COPY OF PROXYVOTE.COM VOTING PAGE]